AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT


       AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT, dated as of September 27, 2000 (this "AGREEMENT"), by and between Educational Video Conferencing, Inc., a Delaware corporation, with principal executive offices located at 35 East Grassy Sprain Road, Yonkers, NY 10710 (the "COMPANY"), and the parties that have executed and delivered an Investor Counterpart Signature Page to this Agreement (each an "Investor" and collectively, the "Investors").

       WHEREAS, as an inducement to Paloma Strategic Fund L.P., the initial Investor, to execute and deliver a Purchase Agreement, dated September 22, 2000, the Company agreed to provide certain registration rights with respect to the Common Stock issued or issuable in lieu of cash dividend payments on the Preferred Stock, upon conversion of the Preferred Stock and upon exercise of the Warrants, pursuant to a Registration Rights Agreement dated as of September 22, 2000; and

       WHEREAS, as permitted by the Certificate of Designations, the Company has agreed to issue and sell to two additional Investors, Seneca Capital International, Ltd. and Seneca Capital, L.P., shares of Preferred Stock and Warrants, pursuant to a Purchase Agreement dated the date of this Agreement; and

       WHEREAS, the Company and the Investors desire to provide for the addition of other Investors as parties to this Agreement, without requiring an amendment to this Agreement.

       NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties hereto, intending to be legally bound, hereby agree as follows:

       1. CERTAIN DEFINITIONS. As used in this Agreement, the following terms shall have the following respective meanings:

       "CERTIFICATE OF DESIGNATIONS" means the Certificate of Designations of Series B 7% Convertible Preferred Stock filed in Delaware on September 22, 2000, as thereafter amended.

       "COMMISSION" means the Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act.

       "COMMON STOCK" means the Common Stock, $.0001 par value, of the Company, as constituted as of the date of this Agreement.

       "CONVERSION SHARES" means shares of Common Stock issued upon conversion of the Preferred Stock.

       "DIVIDEND SHARES" means shares of Common Stock issued in payment of dividends on the Preferred Stock.

       "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

       "PREFERRED STOCK" means the Series B 7% Convertible Preferred Stock issued by Company pursuant to the Certificate of Designations.

       "PURCHASE AGREEMENT" means a Series B Stock Purchase Agreement between an Investor and the Company relating to the issuance of Preferred Stock and Warrants.

       "REGISTRATION STATEMENT" means a registration statement of the Company filed on an appropriate form under the Securities Act providing for the registration of, and the sale on a continuous or delayed basis by the holders of, all of the Restricted Securities pursuant to Rule 415 under the Securities Act, including (unless the context requires otherwise) the prospectus contained therein and forming a part thereof, any amendments to such registration statement and supplements to such prospectus, and all exhibits to and other
material   incorporated  by  reference  in  such   registration   statement  and
prospectus.

       "RESTRICTED STOCK" means the Conversion Shares, Dividend Shares, Warrant Shares, and any shares of capital stock issued or issuable with respect to such shares as a result of any stock split, stock dividend, recapitalization exchange or similar event, until they are (a) resold under and in accordance with the Securities Act pursuant to the Registration Statement (b) saleable without restriction pursuant to Rule 144(k) under the Securities Act.

       "SECURITIES ACT" means the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

       "SELLING EXPENSES" means the expenses so described in Section 3.

       "WARRANTS" means the Common Stock Purchase Warrants issued to the Investors in connection with the issuance to them of Preferred Stock pursuant to Purchase Agreements.

       "WARRANT SHARES" means shares of Common Stock issued upon exercise of Warrants.


       2. REGISTRATION PROCEDURES.

          (a) The Company shall prepare and, on or prior to 30 days after the initial issuance date of the Preferred Stock, file with the Commission a Registration Statement on Form S-3 (or, if such form is unavailable for such a registration, on such other form as is available for such a registration, subject to the consent of each Investor, which consent will not be unreasonably withheld), covering the resale of all of the Restricted Stock, which Registration Statement shall state that, in accordance with Rule 416 under the Securities Act, such Registration Statement also covers such indeterminate number of additional shares of Common Stock as may become issuable upon exercise of the Warrants to prevent dilution resulting from stock splits, stock dividends or similar transactions. The Registration Statement shall initially register for resale that number of shares of Common Stock equal to the number of shares of Restricted Stock issuable as of the date immediately preceding the date the Registration Statement is initially filed with the Commission as if such date of registration was a date on which the Preferred Stock was converted and the Warrants were exercised, subject to adjustment as provided therein. Such registered shares of Common Stock shall be allocated among the Investors pro rata based on the total number of shares of Restricted Stock issued or issuable as of each date that a Registration
Statement, as amended, relating to the resale of the Restricted Stock is declared effective by the Commission.

          (b) In connection with the Registration Statement, the Company shall:

          (i) use its best efforts to cause the Registration Statement to be declared effective within 90 days after the initial issuance date of the Preferred Stock and to remain effective for the period of the distribution contemplated thereby (determined as hereinafter provided);

          (ii) prepare and file with the Commission such amendments and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to keep the Registration Statement continuously effective, pursuant to Rule 415, for the period specified in paragraph 2(c) and comply with the provisions of the Securities Act with respect to the disposition of all Restricted Stock covered by the Registration Statement in accordance with the sellers' intended method of disposition set forth in the Registration Statement for such period; PROVIDED, HOWEVER, notwithstanding the foregoing provisions of this Section 2(b)(ii), the Company may suspend the use of the Registration Statement for a period not to exceed 45 days (whether or not consecutive) in any 12-month period if the Board of Directors of the Company determines in good faith that because of valid business reasons (that would be required to be disclosed in an amendment to the prospectus), including pending mergers or other business combination transactions, the planned acquisition or divestiture of assets, pending material corporate developments and similar events, it is in the best interests of the Company to suspend such use, and prior to or contemporaneously with suspending such use the Company provides the Investors with written notice of such suspension, which notice need not specify the nature of the event giving rise to such suspension; at the end of any such suspension period, the Company shall provide the Investors with written notice of the termination of such suspension;

          (iii) permit each Investor and a single firm of counsel, initially Schulte Roth & Zabel LLP or such other counsel as thereafter designated as selling stockholders' counsel by the Investors who hold a majority of the Restricted Stock being sold, to review and comment upon the Registration Statement(s) and all amendments and supplements thereto at least three days prior to their filing with the Commission, and not file any document in a form to which such counsel reasonably objects; the Company shall not submit a request for acceleration of the effectiveness of a Registration Statement(s) or any amendment or supplement thereto without the prior approval of such counsel, which consent shall not be unreasonably withheld; the Company shall not be required to make any payments under Section 2(g) if the delay in declaring the Registration Statement effective is due to such counsel's unreasonable objection to the form of any such document or its withholding approval of the Company's acceleration request;

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


          (iv) furnish to each seller of Restricted Stock and to each underwriter (to the extent that a majority of the holders of Restricted Stock elect to use an underwriter or to the extent of an underwritten public offering as contemplated by Section 2A below) such number of copies of the Registration Statement and the prospectus included therein (including each preliminary prospectus) as such persons reasonably may request in order to facilitate the public sale or other disposition of the Restricted Stock covered by the Registration Statement;

          (v) use its best efforts to register or qualify the Restricted Stock covered by the Registration Statement under the securities or "blue sky" laws of such jurisdictions as the sellers of Restricted Stock or, in the case of an underwritten public offering, the managing underwriter, reasonably shall request; PROVIDED, HOWEVER, that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction;

          (vi) immediately notify each seller of the Restricted Stock and each underwriter (to the extent that a majority of the holders of Restricted Stock elect to use an underwriter or to the extent of an underwritten public offering as contemplated by Section 2A below) under the Registration Statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event of which the Company has knowledge and as a result of which the prospectus contained in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing; and

          (vii) make available for inspection by each seller of Restricted Stock, any underwriter (to the extent that a majority of the holders of Restricted Stock elect to use an underwriter or to the extent of an underwritten public offering as contemplated by Section 2A below) participating in any distribution pursuant to the Registration Statement, and any attorney, accountant or other agent retained by such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with the Registration Statement.

          (c) For purposes of subsections 2(b)(i) and (ii), the period of distribution of Restricted Stock in a firm commitment underwritten public offering shall be deemed to extend until each underwriter has completed the distribution of all securities purchased by it, and the period of distribution of Restricted Stock in any other registration shall be deemed to extend until pursuant to Rule 415 at all times until the earlier of (i) the date as of which the Investors may sell all of the Restricted Stock without restriction pursuant to Rule 144(k) promulgated under the Securities Act (or successor thereto), (ii) the date on which (x) the Investors shall have sold all the Restricted Stock and
(y) none of the Warrants is outstanding, or (iii) the date which is two years after the Warrants have been exercised in full.

          (d) Each seller of Restricted Stock agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in subsection 2(b)(ii), such seller will immediately discontinue disposition of Restricted Securities pursuant to the prospectus included in the Registration Statement until such seller's receipt of the copies of the supplemented or amended prospectus contemplated by subsection 2(b)(ii), and, if so directed by the Company, such seller will deliver to the Company all copies, other than permanent file copies then in such seller's possession, of the most recent prospectus covering such Restricted Securities at the time of receipt of such notice. If the Company shall give such notice, the Company shall extend the period during which the Registration Statement shall be maintained effective by the number of days during the period from and including the date of the giving of notice pursuant to subsection 2(b)(ii) to the date when the Company shall make available to such seller a prospectus supplemented or amended to conform with the requirements of subsection 2(b)(ii).

          (e) In connection with each registration hereunder, the sellers of Restricted Stock will furnish to the Company in writing such information with respect to themselves and the proposed distribution by them, as reasonably shall be necessary and reasonably requested by the Company's counsel in writing, in order to assure compliance with federal and applicable state securities laws.

          (f) In the event the public offering of the Restricted Securities is underwritten, the Company and each seller agree to enter into a written agreement with the managing underwriter selected by the Company and approved by the holders of a majority of the Restricted Stock (assuming conversion of the outstanding Preferred Stock and exercise of the outstanding Warrants as of the date the Company requests such consent), which approval shall not be unreasonably withheld or delayed, in such form and containing such provisions as are customary in the securities business for such an arrangement between such underwriter and companies of the Company's size and investment stature.

          (g) The Company understands that a breach of the Company's obligations under Sections 2(a) and 2(b)(i) could result in economic loss to the Investors. As compensation to the Investors for such loss (and not as a penalty), the Company agrees to pay to the Investors interest at the rate of 18% per annum on the Stated Value of the Preferred Stock (the "LOSS AMOUNT"), for the period of time that the Company is late in filing the Registration Statement and in causing the Registration Statement to be declared effective as a result of the Company's breach of Sections 2(a) and/or 2(b)(i). In addition, the Company shall pay the Loss Amount to the Investors for the period of time that the Registration Statement has not been declared effective commencing on the 150th day after the filing of such Registration Statement through the day that the Registration Statement is declared effective. The Company shall pay to the Investors the compensation described upon demand by and in accordance with instructions given to the Company by the Investors. Nothing herein shall limit the Investors' right to pursue actual damages and/or its remedies at law and in equity for the Company's breach of Sections 2(a) and/or 2(b)(i).

       2A. COMPANY REGISTRATION.


          (a) In addition to the registration rights set forth in Section 2 of this Agreement, if the Company proposes to register (including for this purpose a registration effected by the Company for stockholders other than the Investors) any of its capital stock or other securities convertible into or exchangeable for Common Stock under the Securities Act in connection with an underwritten public offering of such securities solely for cash (other than registration statements on Form S-4 or S-8 or a registration statement relating to the sale of securities to participants in a Company stock option plan or a registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities which are also being registered), the Company shall, at such time, promptly give each seller of Restricted Stock written notice of such registration. Upon the written request of each seller of Restricted Stock given within 20 days after the giving of such notice by the Company in accordance with this Section 2A, the Company shall, subject to the provisions of Section 2A(c), cause to be registered under the Securities Act all of the Restricted Stock that each such seller of Restricted Stock has requested to be registered.

          (b) The  right of any  seller  of  Restricted  Stock  to  registration pursuant to this Section 2A shall be conditioned upon such seller's participation in such underwriting and the inclusion of such seller's Restricted Stock in the underwriting to the extent provided herein. All sellers of Restricted Stock proposing to distribute their securities through such underwriting shall (together with the Company and the other sellers of securities of the Company with registration rights to participate therein distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected by the Company.

          (c) Notwithstanding any other provisions to this Section 2A, if the representative of the underwriters advises the Company in writing that marketing factors make a limitation on the number of shares to be underwritten appropriate, the representative may (subject to the limitations set forth below) exclude all Restricted Stock from, or limit the number of Restricted Stock to be included in, the registration and underwriting. The Company shall so advise all sellers of securities requesting registration, and the number of shares of securities that are entitled to be included in the registration and underwriting shall be allocated first to the Company for securities being sold for its own account, second, to the sellers of Restricted Stock and third, for stockholders other than the Investors. If any Investor does not agree to the terms of any such underwriting, it shall be excluded therefrom by written notice from the Company or the underwriter. Any Restricted Stock or other securities excluded or withdrawn from such underwriting shall be withdrawn from such registration without prejudice to include such withdrawn shares in future underwritten registrations pursuant to this Section 2A.

       3.  EXPENSES.  All  expenses  incurred by the Company in  complying  with
Section 2, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees and expenses (including counsel fees) incurred in connection with complying with state securities or "blue sky" laws, fees of the National Association of Securities Dealers, Inc., transfer taxes, fees of transfer agents and registrars, and costs of insurance and reasonable fees and disbursements of one counsel for the sellers of Restricted Stock, but excluding any Selling Expenses and fees and disbursements of any other counsel for, or any accountant or agent of, a seller of Restricted Stock, are called "REGISTRATION EXPENSES." All underwriting discounts and selling commissions applicable to the sale of Restricted Stock are called "SELLING EXPENSES."

       The Company will pay all Registration Expenses and the sellers of Restricted Stock will pay all Selling Expenses. In addition, the Company shall pay all of the sellers of Restricted Stock reasonable costs (including legal fees) incurred in connection with the successful enforcement of such seller's rights hereunder.

       4. INDEMNIFICATION AND CONTRIBUTION.


          (a) In connection with the registration and sale of the Restricted Stock pursuant to the Registration Statement, to the fullest extent permitted by law, the Company will indemnify and hold harmless each seller of such Restricted Stock thereunder together with such seller's officers, directors, partners, employees and agents, each underwriter of such Restricted Stock thereunder and each other person, if any, who controls such seller or underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such seller and such seller's officers, directors, partners, employees and agents, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or (ii) arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will promptly reimburse each such seller, each such underwriter and each such controlling person (iii) any violation or alleged violation or alleged violation by the Company of the Securities Act, the Exchange Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Restricted Stock pursuant to a Registration Statement; (but not such seller's failure to comply with the prospectus delivery requirements or other rules and regulations under the Exchange Act relating to such seller's conduct in offering and selling Restricted Stock) for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, PROVIDED, HOWEVER, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by any such seller, any such underwriter or any such controlling person in writing specifically for use in the Registration Statement or such prospectus. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified person and shall survive the transfer of Restricted Stock by sellers pursuant to Section 7(a) of this Agreement.

          (b) In connection with the registration and sale of Restricted Stock pursuant to the Registration Statement, each seller of such Restricted Stock thereunder, severally and not jointly, will indemnify and hold harmless the Company, each person, if any, who controls the Company within the meaning of the Securities Act, each officer of the Company who signs the Registration Statement, each director of the Company, each underwriter and each person who controls any underwriter within the meaning of the Securities Act, against all losses, claims, damages or liabilities, joint or several, to which the Company or such officer, director, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will promptly reimburse the Company and each such officer, director, underwriter and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, PROVIDED, HOWEVER, that such seller will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to such seller, as such, furnished in writing to the Company by such seller specifically for use in the Registration Statement or such prospectus, and PROVIDED, FURTHER, HOWEVER, that the liability of each seller hereunder shall be limited to the proportion of any such loss, claim, damage, liability or expense which is equal to the proportion that the public offering price of the shares sold by such seller under the Registration Statement bears to the total public offering price of all securities sold thereunder, but not in any event to exceed the net proceeds received by such seller from the sale of Restricted Stock covered by such registration statement.

          (c) Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to such indemnified party other than under this Section 4 and shall only relieve it from any liability which it may have to such indemnified party under this
Section 4 if and to the extent the indemnifying party is prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 4 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected, PROVIDED, HOWEVER, that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified party shall have the right to select a separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred.

          (d) In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) any seller of Restricted Stock pursuant to the Registration Statement, or any controlling person of any such holder, makes a claim for indemnification pursuant to this Section 4 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 4 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any such selling holder or any such controlling person in circumstances for which indemnification is provided under this Section 4; then, and in each such case, the Company and such holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that such holder is responsible for the portion represented by the percentage that the public offering price of its Restricted Stock offered by the registration statement bears to the public offering price of all securities offered by such registration statement, and the Company is responsible for the remaining portion; PROVIDED, HOWEVER, that, in any such case, (A) no such holder will be required to contribute any amount in excess of the public offering price of all such Restricted Stock offered by it pursuant to such registration statement; and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

       5. CHANGES IN COMMON STOCK OR PREFERRED STOCK. If, and as often as, there is any change in the Common Stock or the Preferred Stock by way of a stock split, stock dividend, combination or reclassification, or through a merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment shall be made in the provisions hereof so that the rights and privileges granted hereby shall continue with respect to the Common Stock or the Preferred Stock as so changed.

       6. RULE 144 REPORTING. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Restricted Stock to the public without registration, the Company agrees to:

          (a) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act;

          (b) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

          (c) promptly upon the request of a holder of Restricted Stock who has sold shares in compliance with Rule 144, furnish, at the Company's expense, an opinion of counsel stating that such sale is in compliance with Rule 144 and directing the Company's transfer agent (i) to remove any applicable legends and
(ii) to transfer the shares.

          (d) furnish to each Investor so long as such Investor owns Restricted Stock, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company and (iii) such other information as may be reasonably requested to permit such Investor to sell such securities pursuant to Rule 144 without registration.

       7. MISCELLANEOUS.

          (a) All covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto (including transferees, in accordance with applicable federal and state securities laws, of any Preferred Stock or Restricted Stock), whether so expressed or not, PROVIDED, HOWEVER, that registration rights conferred herein on the holders of Preferred Stock or Restricted Stock shall only inure to the benefit of a transferee of Preferred Stock or Restricted Stock if (i) there is transferred to such transferee at least 10% of the total shares of Restricted Stock, issuable upon conversion of the Preferred Stock and exercise of the Warrants, as of the date of this Agreement, to the direct or indirect transferor of such transferee or
(ii) such transferee is a partner, stockholder or affiliate of a party hereto.

          (b) All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed sufficient when delivered in person (including by Federal Express or similar service), receipt confirmed, or sent by telecopier, receipt confirmed, addressed as follows:

          if to the Company, at the address or telecopier number of such party set forth in a Purchase Agreement; and

          if to an Investor at the address or telecopier number of the Investor set forth in the Investor's Counterpart Signature Page;

          if to any subsequent holder of Preferred Stock or Restricted Stock, to it at such address or telecopier as may have been furnished to the Company in writing by such holder; or, in any case, at such other address or telecopier number as shall have been furnished in writing to the Company (in the case of a holder of Preferred Stock or Restricted Stock) or to the holders of Preferred Stock or Restricted Stock (in the case of the Company) in accordance with the provisions of this paragraph.

          (c) This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflict of laws.

          (d) This Agreement and the applicable Purchase Agreement constitute the entire agreement of the parties with respect to its subject matter and supersedes all prior agreements, understandings, negotiations and discussions relating to such subject matter.

          (e) This Agreement may not be amended or modified, and no provision hereof may be waived, without the written consent of the Company and the holders of a majority of the Restricted Stock, assuming conversion of all of the outstanding Preferred Stock and exercise of the outstanding Warrants as of the date such consent is given.

          (f) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          (g) If any provision of this Agreement shall be held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.

          (h) From and after the date of this Agreement, the Company shall not, without the prior written consent of a majority of the Investors, enter into any agreement with any holder or prospective holder of any securities of the Company giving such holder or prospective holder any registration rights with terms more favorable than or inconsistent with the registration rights granted to the Investors hereunder.

          (i) Additional Investors shall become parties to this Agreement by completing, executing and delivering to the Company and each other Investor an Investor Counterpart Signature Page, provided such party has acquired the Additional Securities (as defined in Section 18(b) of the Certificate of Designations) specified on such Counterpart Signature Page in accordance with the provisions of Section 18(b) of the Certificate of Designations. The consent of the other Investors shall not be required to the addition of any Investor as a party to this Agreement in compliance with this Section 7(i), provided that no additional amendments are made to this Agreement at the time such party is added to this Agreement as an Investor.



                            [SIGNATURE PAGES FOLLOW]

       The parties have executed this Amended and Restated Registration Rights Agreement as of the date first written above.




                            EDUCATIONAL VIDEO CONFERENCING, INC.


                            By: /s/Dr. Arol I. Buntzman
                                ------------------------------------------------
                                Name: Dr. Arol I. Buntzman
                                Title: Chairman and Chief Executive Officer







                  [INVESTOR COUNTERPART SIGNATURE PAGES FOLLOW]

                                    INVESTOR
                           COUNTERPART SIGNATURE PAGE

       The undersigned hereby executes the Amended and Restated Registration Rights Agreement, dated as of September 27, 2000, relating to the Series B 7% Convertible Preferred Stock and Warrants issued by Educational Video Conferencing, Inc.


Dated:        SEPTEMBER 27, 2000       PALOMA STRATEGIC FUND L.P.
              ------------------

Investor address and facsimile number  By:  Amaranth Advisors L.L.C
for notices:                                Attorney-in-Fact

Paloma Strategic Fund L.P.
c/o MQ Services Ltd.                   By: /s/Michael J. Berner
Bermuda Commercial Bank Building           ------------------------------------
44 Church Street                           Name:  Michael J. Berner
Hamilton HM12 Bermuda                      Title: Vice President
Phone: (441) 292-7070
Fax:   (441) 292-8899                  Stated Value of shares of Preferred Stock


With a copy to:                        Owned:           $10,000,000
                                                 ------------------------------

Michael R. Littenberg, Esq.            No. of Warrant Shares underlying
Schulte, Roth & Zabel LLP
900 3rd Avenue                         Warrants:            555,556
New York, NY  10022                              ------------------------------
Phone:(212) 756-2000
Fax:  (212) 593-5955

                                    INVESTOR
                           COUNTERPART SIGNATURE PAGE

       The undersigned hereby executes the Amended and Restated Registration Rights Agreement, dated as of September 27, 2000, relating to the Series B 7% Convertible Preferred Stock and Warrants issued by Educational Video Conferencing, Inc.


Dated:        SEPTEMBER 27, 2000      SENECA CAPITAL INTERNATIONAL, LTD.
              ------------------

Investor address and facsimile        By: /s/Davis Parr
number for notices:                              -------------------------------
                                          Name:  Davis Parr
                                          Title: Partner
Seneca Capital International, Ltd.
527 Madison Avenue
11th Floor                            Stated Value of shares of Preferred Stock
New York, NY 10022
Attention:  Davis Parr
Phone:  (212) 371-1300                Owned:              $1,308,000
Fax:  (212) 758-6060                         ----------------------------------

                                      No. of Warrant Shares underlying

With a copy to:                       Warrants:               72,667
                                               --------------------------------

Michael R. Littenberg, Esq.
Schulte, Roth & Zabel LLP
900 3rd Avenue
New York, NY  10022
Phone:  (212) 756-2000
Fax:  (212) 593-5955

                                    INVESTOR
                           COUNTERPART SIGNATURE PAGE

       The undersigned hereby executes the Amended and Restated Registration Rights Agreement, dated as of September 27, 2000, relating to the Series B 7% Convertible Preferred Stock and Warrants issued by Educational Video Conferencing, Inc.


Dated:        SEPTEMBER 27, 2000      SENECA CAPITAL, L.P.
              ------------------

Investor address and facsimile        By: /s/Davis Parr
number for notices:                              -------------------------------
                                           Name:  Davis Parr
                                           Title: Partner
Seneca Capital, L.P.
527 Madison Avenue
11th Floor                            Stated Value of shares of Preferred Stock
New York, NY 10022
Attention:  Davis Parr                Owned:              $692,000
Phone:  (212) 371-1300                         ---------------------------------
Fax:  (212) 758-6060

                                      No. of Warrant Shares underlying

With a copy to:                       Warrants:             38,444
                                               --------------------------------

Michael R. Littenberg, Esq.
Schulte, Roth & Zabel LLP
900 3rd Avenue
New York, NY  10022
Phone:  (212) 756-2000
Fax:  (212) 593-5955

                                    INVESTOR
                           COUNTERPART SIGNATURE PAGE

       The undersigned hereby executes the Amended and Restated Registration Rights Agreement, dated as of September 27, 2000, relating to the Series B 7% Convertible Preferred Stock and Warrants issued by Educational Video Conferencing, Inc.


Date:         SEPTEMBER 29, 2000       MERCED PARTNERS LIMITED PARTNERSHIP
              ------------------       BY: GLOBAL CAPITAL MANAGEMENT, INC.,
                                       GENERAL PARTNER

Investor address and facsimile
number for notices:                    By:/s/Michael J. Frey
                                           -------------------------------------
                                           Name:  Michael J. Frey
Merced Partners Limited Partnership        Title: Chief Executive Officer
601 Carlson Parkway, Suite 200
Minnetonka, MN 55305
Attention:  Aaron Yeary                Stated Value of shares of Preferred Stock
Phone:  (612) 475-7330
Fax:  (612) 476-7201                   Owned:               $500,000
                                                --------------------------------

With a copy to:                        No. of Warrant Shares underlying

Gary J. Wolfe, Esq.                    Warrants:              27,778
                                                 -------------------------------

Seward & Kissel
One Battery Park Plaza
New York, NY  10004
Phone:  (212) 574-1223
Fax:  (212) 480-8421

                                    INVESTOR
                           COUNTERPART SIGNATURE PAGE

       The undersigned hereby executes the Amended and Restated Registration Rights Agreement, dated as of September 27, 2000, relating to the Series B 7% Convertible Preferred Stock and Warrants issued by Educational Video Conferencing, Inc.


Date:         SEPTEMBER 29, 2000       LAKESHORE INTERNATIONAL, LTD.
           ------------------
                                       BY:  HUNTER CAPITAL MANAGEMENT, L.L.C.,
                                            INVESTMENT MANAGER
Investor address and facsimile
number for notices:                    BY:  GLOBAL CAPITAL MANAGEMENT, INC.,
                                            MEMBER

Lakeshore International, Ltd.
c/o Hunter Capital Management, L.L.C.  By: /s/Michael J. Frey
601 Carlson Parkway, Suite 200             -------------------------------------
Minnetonka, MN 55305                       Name:  Michael J. Frey
Attention:  Aaron Yeary                    Title: Chief Executive Officer
Phone:  (612) 475-7330
Fax:  (612) 476-7201

                                       Stated Value of shares of Preferred Stock

With a copy to:                        Owned:               $500,000
                                                 -------------------------------

Gary J. Wolfe, Esq.                    No. of Warrant Shares underlying
Seward & Kissel
One Battery Park Plaza                 Warrants:              27,778
New York, NY  10004                              -------------------------------
Phone:  (212) 574-1223
Fax:  (212) 480-8421